UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 12, 2008

TERADATA CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2835 Miami Village Drive

Miamisburg, Ohio 45342

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 242-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The Company is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K and Item 7.01 “Regulation FD Disclosure.” Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On February 12, 2008, the Company issued a press release setting forth its fourth quarter 2007 revenue and earnings per share amounts along with its forecast for 2008 earnings per share. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth above under Item 2.02 “Results of Operations and Financial Condition” is furnished pursuant to this Item 7.01 and Exhibit 99.1 is hereby incorporated by reference into this Item 7.01.

Item 8.01	Other Events.

On February 12, 2008, the Company issued a press release announcing that the Board of Directors of the Company authorized two stock repurchase programs. A copy of the press release is attached hereto as Exhibit 99.2 and hereby incorporated by reference. The employee stock dilution offset program is an ongoing self-funding, anti-dilution program that uses the cash received from employee share purchases under the Teradata Corporation Employee Stock Purchase Plan and option exercises under the Teradata Corporation 2007 Stock Incentive Plan to repurchase Company common stock on the open market at management’s discretion, in accordance with applicable securities rules regarding issuer repurchases. In addition, the Board authorized a general open market share repurchase program pursuant to which the Company may spend up to $250,000,000 over a two-year period to repurchase its common stock on the open market at management’s discretion, in accordance with applicable securities rules regarding issuer repurchases.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated February 12, 2008, issued by the Company.

99.2	Press Release, dated February 12, 2008, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: February 12, 2008	By:	/s/ Stephen M. Scheppmann
Stephen M. Scheppmann
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 12, 2008, issued by the Company.

99.2	Press Release, dated February 12, 2008, issued by the Company.